Wells Fargo Midstream and Utility Symposium December 6, 2018

Forward-Looking Statements and Use of Non-GAAP Measures Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy”, “target”, “will” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures, which the Company believes are useful in evaluating its performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. A discussion of these and other risks and uncertainties that could cause actual results to differ materially from those expressed in the forward- looking statements are described in greater detail in Forms 10-K and 10-Q and in other filings made by us with the Securities and Exchange Commission (SEC). Investor Contact: Investor Contact: Daniel Fidell Eric Jacobson 609-561-9000 x7027 609-561-9000 x4363 dfidell@sjindustries.com ejacobson@sjindustries.com 2

Vision To Drive Shareholder Value ▪ Our vision is to drive shareholder value through investment in expanding and modernizing our utility infrastructure and through regulatory innovation that provides safety, reliability, value and certainty to our customers. ▪ Knowing the criticality of reliable, cost effective supply to our region, we also seek to invest in long-term contracted energy infrastructure that will make the mid-Atlantic region more affordable for families and competitive for businesses. ▪ Finally, we look to leverage our deep industry expertise and relationships, to provide essential services to utilities, power generators and industrial customers through our wholesale marketing, fuel management and consulting services. 3

Business Transformation ➢ In 2015, Began Planned Shift in Operating Strategy Toward More Regulated Business Mix ➢ Goal to Increase Quality of Earnings by Increasing Investment in Utility and FERC- Regulated Assets That Provide Highly- Visible Cash Flows and Earnings ➢ Reduce Earnings Volatility and Optimize Value of Non-Core, Non-Regulated Businesses 4

We Have Executed Strategic Priorities

Grow Economic Earnings

- NJ Rate Case Settled (2017)
- Above-Average Customer Growth Driven by Gas Conversions and New Construction
- AIRP Infrastructure Replacement Program Extended (2016)
- SHARP Infrastructure Replacement Program Extended (2018)
- Liquefaction Facility Operational
- CNG Stations Built

Improve Quality of Earnings

- Fuel Management Contracts Operational (2015-2018)
- Ceased Solar Investment (2016/2017)
- Reduced On-Site Energy Business Portfolio (2016)
- Solar Assets Sold (2018)
- Retail Gas Marketing Assets Sold (2018)
- Ongoing Review Of Non-Core, Non-Reg Businesses

Strengthen Balance Sheet

- Secondary Equity Offerings (2016, 2018)
- Established Equity Forward Agreement (2018)
- Deployment of Solar Sale Proceeds (2018)
- Deployment of Retail Gas Marketing Sale Proceeds (2018+)
- Deployment of Proceeds from Remaining Non-Core Businesses (2019+)

Low Risk Profile

- Established Midstream Segment with PennEast Pipeline Project (2015)
- Expanded Fuel Management Activities (2015)
- Elizabethtown and Elkton Acquisitions (2017/2018)
- B.L. England (Pending)
- LNG Project (Pending)
- Other Midstream Opportunities

5

Organizational Structure Today Regulated Non-Regulated SJI Utilities SJI Midstream South Jersey Energy Solutions South Jersey Elizabethtown Elkton Pipelines/ Energy Energy Gas Gas Gas Storage Group Services • PennEast (Proposed) • Wholesale Gas • Energy Production Marketing (CHP, Landfill) • Retail Electric • Account Services Marketing • Fuel Supply Management 6

More Regulated and Stable Earnings Mix SJI 2017A Earnings Mix 78% Regulated / 22% Non-Regulated By 2022, SJI Earnings Mix 82% Regulated / 18% Non-Regulated By 2028, SJI Earnings Mix 86% Regulated / 14% Non-Regulated 7

Key Tenets of Growth Plan ➢ Strategic Growth Plan is Focused on Utilities and Midstream Projects ▪ Consolidated Capital Spending Plan ▪ Consolidated Rate Base Growth Projections ▪ Consolidated EPS Growth Projections ➢ Returning Capital to Shareholders Remains A Top Priority ▪ Dividend Growth Projections ▪ Targeted Payout Ratio ➢ Balance Sheet Strengthening a Core Focus ▪ Committed to Solid Investment Grade Credit Rating ▪ Operating Cash Flows ▪ Non-Core Asset Sales Fueling Debt Reduction ▪ Gradual Return to Historic Leverage Metrics 8

Capital Expenditures 2018-2022 We Are Targeting $2.5B-$2.6B Over the Next Five Years, The Largest Growth and Maintenance Capital Deployment in Our Company’s History More than 98% of Total Spending on Regulated Utility and FERC-Regulated Pipeline Investments SJI Regulated Capital Expenditures $700 $610 $600 $518 $497 $499 $500 $445 $400 $300 $200 $100 $0 2018 2019 2020 2021 2022 9

Rate Base Growth 2018-2022 Key Assumptions in 2018-2022 Plan: SJI Consolidated ▪ $2.5-$2.6B capital spending plan Projected Rate Base $5.0 ▪ No change to depreciation rates $4.5 ▪ Adjustments to capital structures $4.0 $3.5 ▪ South Jersey Gas ROE: 9.6% $3.0 ▪ Elizabethtown Gas ROE: 9.6% $2.5 Billions ▪ Supportive rate treatment $2.0 $1.5 $1.0 Not in 2018-2022 Plan: $0.5 ▪ Elizabethtown Gas - Decoupling $0.0 2018E 2022E ▪ NJ Customer Expansion Tariff for SJG, ETG South Jersey Gas Elizabethtown Gas Highlights of Plan: ▪ SJG rate base expected to grow ~8-9% ▪ ETG rate base expected to grow ~13-14% 10

Economic EPS Growth 2018-2022 ➢ SJI Consolidated 2018 economic earnings per share Economic EPS guidance of $1.57 to $1.65 $3.00 excluding impacts of acquisitions $2.50 and divestitures, and $1.35-$1.40 per share including these items $2.00 $1.85–$1.95 $1.35–$1.40 $1.50 ➢ This range reflects strong results from South Jersey Gas, wholesale $1.00 marketing and fuel management $0.50 activities partially offset by results $0.00 from energy services, as well as the 2018E 2022E 2028E mid-year timing of our acquisitions Note: Includes acquisition and parent-level interest not specifically allocated to other subsidiaries and financing of ETG and ELK and sale of our solar and retail gas marketing assets ➢ Expectation for long-term economic EPS growth of 6-8% annually 11

Dividend Growth 2018-2022 ➢ Targeted payout ratio of 55- 65% of consolidated SJI Dividend Growth $1.40 earnings $1.30 ➢ $1.20 $1.15 We expect to achieve the $1.09 $1.12 $1.06 $1.01 midpoint of our targeted $1.00 $0.95 $0.89 payout ratio in the latter $0.81 $0.80 $0.73 74% years of plan horizon $0.66 66% 69% ➢ $0.60 53% 56% ~3% annualized dividend 44% 46% 43% 40% 41% growth anticipated over the SHARE PER DIVIDENDS $0.40 plan horizon $0.20 ➢ Longer term, annual dividend $- growth anticipated in line 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2022E Dividends Paid Payout Ratio with annual earnings growth 12

Committed to Solid Balance Sheet and Credit Rating ➢ Current State ▪ At September 30, 2018, equity-to-total capitalization was ~28% compared with ~44% at December 31, 2017, reflecting acquisition-related financing ▪ In July, S&P lowered SJI’s and SJG’s rating one notch to BBB with a stable outlook driven by increased leverage tied to acquisition debt ➢ Future State ▪ SJI is committed to a capital structure that allows for $2.5B+ in regulated-driven capital spending under our five-year plan while maintaining an equity-to-total capitalization of 35-40% and a solid investment grade credit rating ✓ Cash flows from ETG/ELK will have a positive impact on the funding of our growth plan ✓ 2019: Anticipated full draw of our equity forward (~$200M) ✓ 2019/2020: Anticipated use of proceeds from the sale of our solar portfolio and retail gas marketing assets ($350M+) and any other non-core asset sales for repayment of debt ✓ 2020: Anticipated equity issuance to support utility redundancy LNG project ($125M) ✓ 2021: Expectation for conversion of mandatory convertible equity units due 2021 (~$288M) ▪ S&P expects a strengthening over time of SJI financial metrics driven by our focus on regulated operations, ongoing regulatory recovery of infrastructure replacement costs at Elizabethtown Gas and expected divestment of a portion of our non-regulated operations 13

Strategy 14

Business Transformation – Next Steps ➢ Acquisition Integration ▪ Integration of ETG/Elkton and Adoption of Best Practices ➢ Business Transformation Initiative ▪ Leveraging Talent and Technology to Improve Business Processes and Results ➢ Non-Core Businesses ▪ Complete Review of Remaining Non- Core, Non-Regulated Assets ➢ Regulatory Initiatives ▪ ETG Replacement Program ▪ Base Rate Case Filings for ETG and SJG required by 2020 15

NYNY Acquisition Integration ➢ Rationale For Transaction • Improves SJI’s Business Risk Profile • Leverages Strong, Existing Regulatory Relationships in NJ SouthPAPA Jersey Gas Elizabethtown Gas • Long-Term Enhanced Utility Investment Elkton Gas Opportunity • Growth and Earnings Accretion NJNJ ➢ Integration Next Steps • TSA Exit is Top Priority • Standing Up IT Platforms • Implementation of "Best Practices" MDMD • Harmonization of Policies and Practices DEDE 980388_1.wor - NY008P5T 16 VAVA

Non-Core Businesses ➢ As part of our business transformation plan, we are seeking to optimize the value of our non-core, non-regulated businesses ➢ These businesses include our investment/ownership in solar, retail gas and electric commodity marketing operations, combined heat-and-power assets and landfill gas-to-electric assets ▪ Solar Sale • In June 2018, we entered into an agreement to sell our portfolio of solar energy projects to an entity managed by Goldman Sachs Asset Management (GSAM) for approximately $350M in cash • The projects, located at 143 sites across New Jersey, Maryland, Massachusetts and Vermont, provide power to schools, hospitals, and commercial and industrial facilities • As of November 30, we have received $225.1M of the purchase price, with the balance to be received as projects in the portfolio satisfy closing conditions • We expect nearly all projects in the portfolio will satisfy their closing conditions prior to December 31, 2018 ▪ Retail Gas Marketing Sale • On November 30, we completed the sale of all retail gas marketing assets to a subsidiary of UGI Corporation (UGI) • SJI previously operated as a licensed, deregulated natural gas provider to 2,500+ customers primarily in NJ, PA and OH 17

Upcoming Regulatory Initiatives | SJG ➢ Rate Base Growth • Pursuant to the AIRP II Extension Order, SJG is required to file next base rate case no later than November 2020 • Estimated to include approximately $340M incremental plant additions since the last base rate case approval, excluding AIRP II & SHARP II • Recently approved rate cases in NJ authorizing ROE 9.60% ➢ Targeting Unserved and Underserved Areas • Approximately 25,000 residential customers less than 2,500’ from main ➢ Redundancy Solutions • SJG continues to evaluate system risk and vulnerabilities • Identify potential projects that enhance redundancy of gas supply and limit loss of gas supply to customers 18

Upcoming Regulatory Initiatives | ETG ➢ Rate Base Growth • Pursuant to the Acquisition order, ETG is required to file next base rate case no later than June 2020 • Estimated to include approximately $300M incremental plant additions since the last base rate case approval, including significant infrastructure investments since its last rate case in 2017 ➢ Infrastructure Modernization Program • NJBPU order regarding our proposed program expected in 2019 ➢ Customer Growth • Significant improvement in expected growth rate to 1.4% from <1.0%, driven by increased focus on conversion market, including 35,000 current customers not heating with gas 19

Regulatory Initiatives Beyond 2020 ➢ Core System Investment • Planned capital expenditures for system maintenance and upgrades will justify rate cases every 2-3 years • SJG: Capital investment for transmission improvements, redundancy upgrades, and BL England • ETG: Capital investment for LNG facility upgrades and mandated filings related to infrastructure programs ➢ Infrastructure Program Extensions • SJG: Additional modernization/replacement program; 2021 • ETG: Potential program extension for additional modernization/replacement; 2023 ➢ Revenue Stabilization • ETG: Potential Decoupling filing similar to other NJ gas utilities and encourage energy efficiency initiatives; 2021-2022 ➢ New Tariffs • SJG/ETG: Potential new tariff provisions to bring low cost natural gas to unserved and under-served customers; 2020-2021 20

SJI Utilities (SJIU) 21

NYNY SJI Utilities | Overview Regulated SJI Utilities South Jersey Elizabethtown Elkton PAPA Gas Gas Gas Largest Stand-Alone Natural Gas Utility in New Jersey NJNJ ➢ Three gas distribution utilities – South Jersey Gas (SJG) and Elizabethtown Gas (ETG) in NJ; and Elkton Gas (ELK) in MD. ➢ ~10,000 miles of distribution and transmission pipeline ➢ ~680,000 total customers ➢ ~$3B combined Rate Base MDMD ➢ Growing customer base DEDE ➢ Mix of new construction and conversions ➢ Collaborative relationship with NJ regulators 980388_1.wor - NY008P5T ➢ NJ ranks #4 in the nation in per capita income and #8 for GDP 22 VAVA

SJI Utilities | Opportunity For Infrastructure Upgrades ➢ Need for Upgrades • 100+ year old pipe, (old technology) • Outdated low pressure system limits ability to use new technology appliances, e.g. high efficiencies, emergency generators are becoming a “normal” appliance • Aging gas infrastructure replacement is consistent with other infrastructure system renewals, e.g. electric, water, sewer, and other public works projects • Installation of excess flow valve or shut off valve outside of building ➢ Benefits to Ratepayers • Improved system safety and service reliability • Reduced disruption to roadway systems, traffic delays, etc. • ~200 fewer district regulator stations, reducing system maintenance • Increased consumer appliance choice and use of higher efficiency appliances • Convenience and safety enhancements of outside meters ➢ Community Benefits • Job growth and stimulation of the economy • Less disruption from maintenance activities • Reduced greenhouse gas emissions 23

NYNY South Jersey Gas | Overview ➢ Overview • 385,000+ customers served in southern New Jersey • Mix of urban, suburban, rural and coastal communities • Service territory covers more than 2,500 square miles PAPA • ~6,600 miles of distribution pipeline • ~70% gas saturation in service area • Regulated by the NJ Board of Public Utilities NJNJ ➢ Regulatory Construct • Authorized rate base: $1.6B • Authorized ROE: 9.6% • Authorized Equity Component 52.5% MDMD • Authorized Trackers: Decoupling (CIP), AIRP and SHARP, DEDE Energy Efficiency Tracker (EET), Recovery of Environmental Costs (RAC) 980388_1.wor - NY008P5T South Jersey Gas ➢ Growth Drivers • Customer growth – new home construction and VAVA conversions • Multi-year infrastructure investment programs (AIRP, SHARP) • Periodic base rate cases • Reliability and Redundancy Projects – BL England, etc. 24

South Jersey Gas | Customer Growth

➢ Long Track Record of Strong Customer Growth

- SJG customer base grew 1.6% annually from 2009-2017
- Above-average growth achieved despite local economic conditions including high foreclosure rate
- Conversions from alternate fuels, including heating oil and propane, outpacing new construction adds for a decade
- 90%+ of new customer additions are residential, which represents ~65% of utility gross margin

➢ Conversion Opportunity

- Residential Conversions (single family homes)
  - On Main – 25,175
  - Off Main – 35,060
- Commercial Conversions
  - On Main – 5,120
  - Off Main – 1,734

➢ Future Growth

- Expected 1.6% annualized growth in 2018-2022
- Innovation, partnerships and strategic growth strategies are positioning us well for future customer growth
- Continuation of successful "off main" approach
- More robust partnerships with the HVAC contractor network
- Introduce natural gas for new/different applications
- Compressed Natural Gas (CNG) vehicle effort


South Jersey Gas (SJG)
Customer Growth
1.6% CAGR
1.6% CAGR
Thousands
420
410
400
390
380
370
360
350
340
330
320
344
348
351
357
362
367
373
378
384
390
415
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2022E


South Jersey Gas (SJG)
Gross Customer Additions
Thousands
10,500
8,500
6,500
4,500
2,500
500
3,053 3,271 3,928 5,293 5,165 5,790 5,802 4,631 6,108
2,384 2,759 2,132 2,138 2,320 2,494 2,949 2,532 2,528
2009 2010 2011 2012 2013 2014 2015 2016 2017
New Construction
Conversions

25

South Jersey Gas | Infrastructure Modernization

- **Infrastructure modernization programs will drive growth from our gas utilities**
  - New Jersey regulators have historically been supportive of accelerated replacement/modernization programs for SJI and other New Jersey gas utilities, as evidenced by authorized CIRT, AIRP and SHARP programs
  - Programs support and further the goals of the New Jersey Energy Master Plan (EMP), which provides for improving energy infrastructure resiliency and emergency preparedness and response
  - Since inception, programs have resulted in 1,200+ jobs
  - SJI earns a timely return on these important investments by recognizing costs in rates each October

- **Accelerated Infrastructure Replacement Program (AIRP; 2013-Present)**
  - Authorized program by NJBPU designed to continue efforts to enhance the safety and reliability of SJG's infrastructure system
  - AIRP I: $141M from 2013-2016 replaced ~360 miles of bare steel and cast-iron mains
  - AIRP II: Approved in 2016, $302.5M from 2016-2021 to replace remaining cast iron and bare steel in SJG system
  - ***Current Status: On track to complete replacement of all remaining bare steel and cast iron main (~300 miles) by 2021***

- **Storm Hardening and Reliability Program (SHARP; 2014-Present)**
  - Following major storms, authorized program by NJBPU to replace low pressure mains in coastal regions
  - SHARP I: $103.5M from 2014-2017 replaced 92 miles of coastal infrastructure
  - SHARP II: Approved in 2018, $100M from 2018-2021 focused on 4 targeted system enhancement projects within the barrier islands.
  - ***Current Status: On track to complete project queue by 2021***

26

South Jersey Gas | Pipeline Replacement ➢ South Jersey Gas (SJG) SJG has 1,500+ miles of Pipeline Replacement Plan 350 distribution infrastructure 304 remaining to be replaced 300 250 194 (~300 Bare Steel, ~1,200 200 Coated Steel) 150 110 110 Pipe Miles Pipe 100 75 84 84 ➢ 50 Bare Steel is top priority, with - - 50%+ installed prior to 1960 2H18 2019 2020 2021 ➢ Under 5-year plan, all Bare Steel Replaced Bare Steel Remaining remaining Bare Steel in SJG system replaced by 2021 ➢ Longer-term, opportunity to replace remaining miles of Coated Steel in SJG system 27

South Jersey Gas | Redundancy Solutions ➢ In response to BPU call for utilities to evaluate preparedness for supply interruptions, we are evaluating potential redundancy solutions ➢ Important to ensure service is not interrupted to customers in the event of a significant outage, either behind our city gate, or on one of the two interstate pipelines that serve the SJG system ➢ Potential Short-Duration Solution – LNG Project ▪ Evaluating LNG Facility in southern NJ ▪ Capacity: ~1.5–2.0 Bcf ▪ Cost: ~$150-$175M ▪ Potential In-Service: 2021-2022 ➢ Potential Long-Duration Solution – New Pipelines/ Other System Enhancements 28

South Jersey Gas | Capital Expenditures ➢ South Jersey Gas (SJG) Robust $1.4-$1.5B Capital Spending Plan Capital Expenditures for 2018-2022 $400 $363 $327 ▪ $350 ~$400M for infrastructure modernization $300 $268 $268 $263 ▪ ~$400M for system growth/maintenance $250 $200 ▪ Millions ~$250M for new business $150 ▪ $100 ~$250M for infrastructure projects $50 ▪ $0 Remainder for other system upgrades 2018E 2019E 2020E 2021E 2022E SOUTH JERSEY GAS (SJG) CAPITAL EXPENDITURES BREAKOUT New Business, Other, 14% 16% LNG Project, 15% System Growth & Maintenance, BL England, 24% 4% SHARP, 7% AIRP, 21% 29

NYNY Elizabethtown Gas | Overview ➢ Overview • 292,000+ customers served in northern New Jersey Elizabethtown • Densely populated service area in Union; Sparsely Gas populated in Western service area PAPA • ~3,200 miles of distribution pipeline • Regulated by the NJ Board of Public Utilities ➢ Regulatory Construct NJNJ • Authorized rate base: $0.7B • Authorized ROE: 9.6% • Authorized Equity Component: 46.0% • Authorized Trackers: Weather Normalization, Energy Efficiency Program (EEP), RAC MDMD • Last Rate Case: $13 million revenue increase DEDE effective 7/17 DEDE ➢ Growth Drivers 980388_1.wor - NY008P5T • Customer growth – new home construction and conversions • Multi-year infrastructure investment program VAVA • Periodic base rate cases • Tangible growth runway extending well beyond 5- year plan 30

Elizabethtown Gas | Customer Growth ➢ Track Record of Positive Customer Growth Elizabethtown Gas (ETG) • ETG customer base grew 0.9% annually from 2009- Customer Growth 320 2017, generally in line with the peer average 311 310 • Balanced mix of new construction and conversions 300 294 from alternate fuels, including heating oil and propane 292 290 285 287 280 282 ➢ 277 278 Conversion/Additional Load Opportunity 280 274 275 Thousands • Residential Conversions (single family homes) 270 o Primary Target: 35,000 customers have gas service, 260 but not currently using for heating 250 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2022E o On Main: • Residential 26,900 Elizabethtown Gas (ETG) • Commercial 8,500 Gross Customer Additions ➢ Future Growth 3,500 • ETG expects 1.4% annualized growth in 2018-2022 3,000 1,208 2,500 1,121 1,060 912 • 1,049 Opportunity to significantly increase 5-year customer 2,000 749 712 2,121 649 growth rate closer to SJG rate (~1.6%) driven by 1,500 646 1,688 1,788 1,712 1,472 Customers 1,000 1,321 1,337 enhanced focus on conversion opportunities 1,147 1,204 500 • Identifying and pursuing opportunities to introduce - natural gas for new/different applications 2009 2010 2011 2012 2013 2014 2015 2016 2017 New Construction Conversions 31

Elizabethtown Gas | Proposed Infrastructure Program

- **Infrastructure Investment Program (IIP)**
  - Consistent with acquisition approval, SJI was required to develop a plan, in concert with NJBPU Staff, to address remaining aging infrastructure at ETG
  - On October 29, ETG filed a $518M, five-year infrastructure replacement program proposal with the NJBPU
  - IIP design includes request for timely recovery of investment on a semi-annual basis through a separate Rider recovery mechanism
- **Program Details**
  - Retirement of 364 miles of vintage main including cast-iron, unprotected and bare steel, ductile iron, copper and vintage plastic
  - Installation of 309 miles of polyethylene plastic main
  - 41K new services
  - 38K excess flow valves
  - Movement of 44K inside meters to outside with house regulators
  - Conversion of five remaining master-metered apartment complexes to individually-metered units. New main, service lines and ~1,300 individual meters would be installed
- ***A final decision from NJBPU is anticipated in 2019***



Elizabethtown Gas (ETG)
Projected Pipeline Replacement
Pipe Miles
450
400
350
300
250
200
150
100
50
0
428
366
304
240
175
64
62
62
64
65
2018E
2019E
2020E
2021E
2022E
Vintage Pipe Replaced



ELIZABETHTOWN GAS (ETG)
REPLACEMENT MILES BY PIPE MATERIAL
Iron, 9
Bare Steel, 15
Low Pressure, 96
Copper, 1
Cast Iron, 372

32

Elizabethtown Gas | Capital Expenditures Elizabethtown Gas (ETG) ➢Sizable $0.8-$0.9B Capital Capital Expenditures Spending Plan for 2018-2022 • ~$400M for infrastructure $200 $189 $165 $157 $148 $142 modernization $150 • ~$225M for system growth and $100 maintenance Millions $50 • ~$100M for new business $0 2018E 2019E 2020E 2021E 2022E • Remainder for other system upgrades ELIZABETHTOWN GAS (ETG) CAPITAL EXPENDITURES BREAKOUT Other New Business 10% 13% System Growth & Maintenance 28% Infrastructure Replacement 49% 33

NYNY Elkton Gas | Overview ➢ Overview • 6,700+ customers served in northeast Maryland • Lightly populated 64-mile Elkton service area PAPA • ~100 miles of pipeline main Elkton Gas • Throughput: Residential ~30% / Commercial ~70% NJNJ • Regulated by the MD Public Service Commission (MPSC) ➢ Regulatory Construct • Authorized Rate Base: $9.2M • Authorized ROE: Black Box MDMD • Authorized Equity: Black Box DEDE • Authorized Trackers: Revenue Normalization Adjustment 980388_1.wor - NY008P5T ➢ Growth Drivers • Pending Rate Case: Requested $0.3M revenue increase VAVA based on 11.5% ROE and 44.8% equity component • Stay-out for 30 months following conclusion of pending case as per the Acquisition proceeding Final Order • Beyond stay out, will seek to recover investments associated with Pipeline Remediation Plan 34

SJIU Summary | Well Positioned For Strong Growth ➢ Our top priority remains ensuring SJI Utilities (SJIU) the highest safety standards, Consolidated Earnings system reliability and customer $300 experience for our customers $250 $200 ➢ Conversion customer growth, $150 infrastructure modernization, Millions $100 infrastructure projects, and $50 integration efforts focused on $0 2018E 2022E 2028E “best practices” remain key drivers South Jersey Gas Elizabethtown Gas Elkton Gas ➢ Expected 10-11% annualized Note: 2018E reflects normalized ETG annual run rate earnings growth from our utilities over the next five years ➢ Longer-term, expected 6-7% annualized earnings growth from our utilities 35

Midstream 36

PennEast Pipeline

➢ Overview

- $200M+ investment with FERC level returns projected
- 20% equity owner in $1.0B+, 1 BCF, 118-mile interstate pipeline from Marcellus region of Pennsylvania into New Jersey
- 90%+ subscribed; 80%+ capacity under 15-year agreements

➢ Benefits

- **Environmental:** Will deliver clean and reliable energy across New Jersey and Pennsylvania, reducing reliance on coal and oil and reducing air emissions
- **Lower Bills:** Delivering low-cost natural gas will balance higher-cost investments in wind and solar development on customer bills. ~70% of New Jersey homes use natural gas, and natural gas is an important fuel for NJ electric generation
- **Jobs**: Project will create hundreds of new jobs. Availability of low cost gas can also attract new businesses to NJ
- **Electric Reliability:** Ensures the reliability of the power grid, especially when renewables are unavailable



Tennessee
Transco
Compressor: 47,700 HP (ISO)
PennEast Pipeline
Millennium
Algonquin
Texas Eastern
Columbia

37

PennEast Status ➢ Timeline/Process Project Status Timeline • In process of obtaining land access to Application Submitted September, 2015 complete land surveys in New Jersey FERC Draft EIS Issued July, 2016 • Currently in District Court, with decision expected in 2019 Final EIS Issued April, 2017 • Once complete, updated water permit FERC Approval January, 2018 application will be submitted to New Jersey Department of Environmental Protection (NJDEP) and the Delaware River Basin Commission (DRBC) • Remaining foreseeable challenge will be any potential challenges to approved water permits • Construction is expected to begin upon receipt of approvals from entities 38

Midstream | Earnings Growth Targets • Total SJI Midstream investment SJI Midstream to date in PennEast is ~$44M Earnings $30 • Expected earnings contribution in $25 2018 reflects normalized run- $20 rate, compared with 2017 which $15 included AFUDC catch-up Millions $10 $5 $5 • We expect ~20% of remaining $0 $0 spend in 2019 and ~80% in 2020 2016 2017 2018E 2022E 2028E • When fully operational, expected earnings contributions from PennEast of $12-$15M annually 39

Summary | Committed to Infrastructure Investment ➢ Significant energy infrastructure investment is needed to ensure mid-Atlantic region supply for families and competitive benefit for businesses ➢ PennEast Pipeline is an important project that is needed to assure cost-competitive regional supply. Delivering low-cost natural gas will also help mitigate the impact on customer bills of higher cost investments in wind and solar development being encouraged in New Jersey ➢ Five-year capital plan expected to result in significant boost to Midstream segment earnings, with further upside from potential new project opportunities 40

Non-Regulated Operations 41

Energy Group | Overview

Overview

- Energy Group includes Wholesale Marketing, Fuel Management, and Retail Electric Marketing
- Economic Earnings averaged ~$20M in recent years
- Wholesale Marketing the primary earnings driver historically, contributing >70% of Energy Group economic earnings
- Fuel Management contributions began in earnest in 2016, and contributed 25% of Energy Group economic earnings in recent years

2018-2022

- 2018 results have been atypically strong, driven by wholesale marketing gains from favorable weather; Our long-term modeling assumes normal weather and normalized run rate
- ***We expect steady non-utility economic earnings contributions next five years, but with an increased contribution from fuel management activities which enjoy annuity-type income streams***



SJES - Energy Group
Economic Earnings
$55
$45
$35
$25
$15
$5
-$5
Millions
$18
$21
2-3% CAGR
2016
2017
2018E
2022E
2028E
Wholesale Marketing
Fuel Management
Other

42

Energy Group | Wholesale Marketing

Overview

- **Defined:** The purchase of natural gas from producers and marketers for sales and delivery to retail aggregators or large consumers such as merchant generators, utilities or other marketers
- **Strategy:** Capitalize on growing gas demand, increasing shale production, changing dynamics of pipeline infrastructure, and weather volatility
- **Targets:** Efforts focused in Northeast and Mid-Atlantic regions
- **Economics:** Seek to maximize value of our leased transportation assets through a combination of "index plus" margin contracts, and the ability to arbitrage (i.e. limited commodity/market risk)

2018-2022

- Economic earnings averaged ~$15M in recent years
- Strong earnings expected in 2018 tied to cold weather, expiration of legacy contracts and improved operating performance
- Assuming a return to normal conditions, expected return to normalized run rate in future years

Potential Upside

- Upon closing of the acquisitions, SJRG became the sole asset manager for ETG and Elkton's gas supply requirements
- Previously, this function was provided by Sequent Energy Management, a wholly-owned subsidiary of Southern Company (SO)
- As approved by the NJBPU, SJRGs asset management agreement extends from July 2018 through March 2022
- SJRG will provide low-cost gas supply to ETG and Elkton customers while potentially generating earnings for SJRG based on market conditions



Energy Group: Wholesale Marketing
Economic Earnings
Millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
$12
$16
Steady State
2016
2017
2018E
2022E
2028E

43

Energy Group | Fuel Management ➢ Overview Energy Group: Fuel Management • Fuel Management operations provide natural gas fuel supply to Economic Earnings new and existing merchant generation facilities on a multi-year $25 contract arrangement $20 • Primary services offered are firm supply of fuel to the plant along $15 $10 Millions $6 with daily and intra-day swing service $4 $5 • Portfolio of 11 contracts, with 9 currently operational $0 • Contract terms range from 4 to >15 years 2016 2017 2018E 2022E 2028E • Average contract value is ~$1.5M ➢ 2018-2022 • Expect 60% increase in annual economic earnings in 2018, with the addition of several new projects becoming operational • Expected sizable earnings lift through 2022, driven by additional contracts coming on line ➢ Potential Upside • Dependent upon queue of merchant gen projects in the Marcellus/Utica shale geographies • More activity in the Utica presently • We are actively seeking and negotiating additional contracts; in discussions on 6 opportunities 44

Energy Services | Overview ➢ Overview SJES - Energy Services • Energy Services includes Solar (under sale Economic Earnings agreement), Combined Heat and Power (CHP), $50 41 Landfill Gas-to-Electricity, and Account Services $40 businesses 29 $30 25 25 • Economic earnings ~$15-20M last 10 years, $20 15 17 with solar investment tax credits (ITCs) 12 representing the majority of contributions $10 5 Millions (3) • As part of our business transformation efforts, $0 we ceased investment in solar after 2016, -$10 announced an agreement to sell our solar -$20 portfolio in July 2018, and expect to complete the transaction in the coming months -$30 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E • We no longer view energy production as core to Solar CHP Landfill Account Services our growth strategy; we are evaluating optimization options for our remaining businesses ➢ 2018-2022 • We do not expect Energy Services to contribute to economic earnings in 2022 45

Non-Regulated Operations | Earnings Growth Targets • 2018 results expected to be South Jersey Energy Solutions atypically strong, driven by Economic Earnings wholesale marketing gains from $60 $50 favorable weather; Our long-term $40 modeling assumes normal weather $30 and normalized run rate $20 $18 Millions $21 • Long term, expected 1-2% $10 $0 annualized economic earnings -$10 growth from Energy Solutions 2016 2017 2018E 2022E 2028E ITC Energy Services Energy Group • Energy Group (fuel management and wholesale marketing) to provide almost all of expected future economic earnings, with ~50% of contributions from fuel management activities which enjoy annuity-type income streams 46

Summary | Positive Cash Flow With Reduced Volatility ➢ Our focus is on maximizing profitability from our non-regulated Energy Group operations, including Wholesale Marketing and Fuel Management activities ➢ We expect a reduction in Energy Group risk profile, with additional fuel management contracts that enjoy annuity-type income streams driving approximately 50% of future non-regulated earnings ➢ We continue to review monetizing our remaining non-core, nonregulated assets, with the potential for additional announcements in the coming months 47

SJI Investment Rationale 48

Focus and Targets ➢ Economic Earnings Growth ▪ Stable and Sustainable Economic EPS Growth of 6-8% Long Term Growth Targets ▪ Driven by Utility Customer Growth and Infrastructure Improvement Activities 6-8% 8-10% ▪ Complemented by Modest Contributions From Stable, Annualized Economic Annualized Rate Base Non-Regulated Activities EPS Growth Growth ➢ Improve Quality of Earnings ▪ Focus on Core Businesses: Utility, Midstream and ~3% 80-90% Wholesale Marketing/Fuel Management Annualized DPS Growth REGULATED ▪ Contribution from Regulated Businesses 80-90% ▪ Leverage "Best Practices" Among Our Businesses ➢ Strengthen Balance Sheet ▪ Priority to Steadily Return to BBB+ Credit Rating ▪ Return to 55-65% Payout Ratio ➢ Low Risk Profile ▪ Divestment of Non-Core, Non-Regulated Businesses ▪ Transform Not Just The “What" But The “How" 49

Well Positioned For Top-Tier Shareholder Returns ✓ We have kept our promises to you to transform the business ✓ Strong utility growth position ✓ Lowered risk profile with asset sales ✓ Commitment to strong balance sheet, credit ratings ✓ Steady-state base capital spending plan ✓ Incremental spending opportunities beyond current plan in regulated arena ✓ Expected Long-Term Rate Base Growth – 8-10% ✓ Expected Long Term Economic EPS Growth – 6-8% ✓ Expected Long Term Dividend Growth – ~3% 50

Appendix 51

Earnings Performance – Q3’18 Versus Q3’17 Third Quarter Ended September 30 Millions Per Diluted Share GAAP Earnings 2018 2017 +/- 2018 2017 +/- South Jersey Gas ($9.0) ($5.8) ($3.2) ($0.11) ($0.07) ($0.03) Elizabethtown Gas ($17.8) $0.0 ($17.8) ($0.21) $0.00 ($0.21) Elkton Gas ($0.4) $0.0 ($0.4) ($0.00) $0.00 ($0.00) SJI Utilities ($27.1) ($5.8) ($21.4) ($0.32) ($0.07) ($0.25) Midstream $0.8 $1.3 ($0.5) $0.01 $0.02 ($0.01) Energy Group ($7.8) ($7.4) ($0.4) ($0.09) ($0.09) $0.00 Energy Services $0.0 ($25.7) $25.7 $0.00 ($0.33) $0.33 Other ($11.5) ($0.0) ($11.5) ($0.13) ($0.00) ($0.13) ($45.6) ($37.5) ($8.1) ($0.53) ($0.47) ($0.06) Third Quarter Ended September 30 Millions Per Diluted Share Economic Earnings 2018 2017 +/- 2018 2017 +/- South Jersey Gas ($9.0) ($5.8) ($3.2) ($0.11) ($0.07) ($0.03) Elizabethtown Gas ($7.0) $0.0 ($7.0) ($0.08) $0.00 ($0.08) Elkton Gas ($0.1) $0.0 ($0.1) ($0.00) $0.00 ($0.00) SJI Utilities ($16.1) ($5.8) ($10.3) ($0.19) ($0.07) ($0.12) Midstream $0.8 $1.3 ($0.5) $0.01 $0.02 ($0.01) Energy Group $1.9 ($0.8) $2.7 $0.02 ($0.01) $0.03 Energy Services ($1.1) $1.3 ($2.4) ($0.01) $0.02 ($0.03) Other ($8.7) ($0.0) ($8.7) ($0.10) ($0.00) ($0.10) ($23.2) ($4.0) ($19.2) ($0.27) ($0.05) ($0.22) 52

Earnings Performance – YTD’18 Versus YTD’17 Year-to-Date Period Ended September 30 Millions Per Diluted Share GAAP Earnings 2018 2017 +/- 2018 2017 +/- South Jersey Gas $59.3 $43.0 $16.4 $0.71 $0.54 $0.17 Elizabethtown Gas ($17.8) $0.0 ($17.8) ($0.21) $0.00 ($0.21) Elkton Gas ($0.4) $0.0 ($0.4) ($0.00) $0.00 ($0.00) SJI Utilities $41.2 $43.0 ($1.8) $0.50 $0.54 ($0.04) Midstream $2.0 $3.7 ($1.7) $0.02 $0.05 ($0.02) Energy Group $39.0 ($26.9) $65.9 $0.46 ($0.34) $0.80 Energy Services ($80.2) ($28.9) ($51.3) ($0.96) ($0.36) ($0.60) Other ($30.1) $1.7 ($31.9) ($0.36) $0.02 ($0.38) ($28.1) ($7.4) ($20.7) ($0.34) ($0.09) ($0.25) Year-to-Date Period Ended September 30 Millions Per Diluted Share Economic Earnings 2018 2017 +/- 2018 2017 +/- South Jersey Gas $59.3 $43.0 $16.4 $0.71 $0.54 $0.17 Elizabethtown Gas ($7.0) $0.0 ($7.0) ($0.08) $0.00 ($0.08) Elkton Gas ($0.1) $0.0 ($0.1) ($0.00) $0.00 ($0.00) SJI Utilities $52.2 $43.0 $9.3 $0.62 $0.54 $0.08 Midstream $2.0 $3.7 ($1.7) $0.02 $0.05 ($0.02) Energy Group $38.1 $9.6 $28.5 $0.45 $0.12 $0.33 Energy Services ($1.0) $0.1 ($1.1) ($0.01) $0.00 ($0.01) Other ($8.6) $1.7 ($10.3) ($0.10) $0.02 ($0.12) $82.7 $58.1 $24.6 $0.99 $0.73 $0.26 53

South Jersey Gas | BL England ➢ Proposed ~$115M, 22-mile intrastate pipeline to supply natural gas to the former BL England generating facility, and provide reliability enhancements for our customers • Power plant currently operates one coal unit and one oil unit • Among many benefits, increased redundancy and improved reliability for customers • NJBPU approval received in December 2015 • Project approved by Pinelands Commission in February 2017 • Legal appeals are pending, with a favorable resolution anticipated • Construction expected to commence upon resolution of appeal 54

Energy Group | Wholesale Marketing ➢ How We Make Money • Optimization of leased pipeline transportation and storage services • Trading of physical gas or gas derivatives, either as a position or hedging • Utilization of a variety of strategies including asset management agreements; fuel management services; retail pricing; producer services; and hedging services ➢ Market Position • SJRG avg. daily volume for Q1 2018 was 2.56bcf • Competitors work all or many regions of the US (SJI focus is only Northeast and mid-Atlantic) • Our volume grows to 3+bcf in 2019 due to addition of ETG assets and 3 merchant gens operating full-time ➢ Competitive Advantages • Our portfolio of storage and transportation assets • Our existing customer base and long-standing relationships in the regions we serve • Our investment grade credit rating, and credit capacity • Our experience managing specific types of deals including Fuel Management Services; Asset Management Services; Producer Services; and Retail Services 55

Energy Group | Fuel Management ➢ How We Make Money • Intrinsic - Monthly Demand Fee; Utilization Fee; Profit Sharing/Asset Management Agreement • Extrinsic - Supply Arrangements; Segmenting of Capacity; Balancing Services ➢ Market Position • We estimate capturing a 20% market share of new merchant gen projects over the last 5 years in our market area • Major competitors include Sequent, DTE, Tenaska, UGIES ➢ Risk Management • SJRG avoids price risk o Commodity is a pass through o Gas priced outside of normal operations is at market • SJRG addresses credit risk o Contract terms put us at the top of the cash waterfall • Firm physical delivery outside of a primary point of pipeline capacity is stipulated as secondary delivery and is subject to best efforts in case of pipeline interruption • SJRG takes no consequential damages per our contract o No exposure to damages from the power market in the event of nonperformance ➢ Key Considerations • Relationship to our assets/expertise • Transportation assets provided by project • Contract Structure • Financing arranged 56

Energy Group | Fuel Management Contracts Capacity Volume Current Term Counterparty Location In Service Start Date End Date (MW) (Dth/Day) (Yrs) Starwood Marcus Hook, PA 750 80,000 2004 2035 17 LS Power West Deptford, NJ 738 76,700 2014 2029 15 Calpine Various 140 15,000 2015 2020 5 Moxie - Liberty Bradford Co, PA 825 137,655 2016 2021 5 Moxie - Patriot Lycoming Co, PA 825 137,655 2016 2020 4 Panda - Stonewall Leesburg, VA 750 110,000 2017 2021 4 Moxie Freedom Luzerne Co, PA 1,029 157,000 2018 2028 10 Lordstown Trumball County, OH 1,025 160,000 In Service/Test 2024 5 Invenergy Lackawanna, PA 1,480 210,000 In Service/Test 2029 10 TYR Energy (Hickory Run) Lawrence Co, PA 1,000 162,000 2020 2025 5 TBA TBA TBA TBA TBA TBA TBA 57

Non-GAAP Financial Measures Management uses the non-generally accepted accounting principles (non-GAAP) financial measures of Economic Earnings and Economic Earnings per share when evaluating its results of operations. These non-GAAP financial measures should not be considered as an alternative to GAAP measures, such as net income, operating income, earnings per share from continuing operations or any other GAAP measure of liquidity or financial performance. Economic Earnings is a significant performance metric used by our management to indicate the amount and timing of income from continuing operations that we expect to earn after taking into account the impact of derivative instruments on the related transactions, those transactions or contractual arrangements where the true economic impact will be realized primarily in a future period or was realized in a previous period, and other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing. Specifically regarding derivatives, we believe that this financial measure indicates to investors the profitability of the entire derivative-related transaction and not just the portion that is subject to mark-to-market valuation under GAAP. We believe that considering only the change in market value on the derivative side of the transaction can produce a false sense as to the ultimate profitability of the total transaction as no change in value is reflected for the non- derivative portion of the transaction. We define Economic Earnings as: Income from continuing operations, (i) less the change in unrealized gains and plus the change in unrealized losses on all derivative transactions; (ii) less realized gains and plus realized losses on all commodity derivative transactions attributed to expected purchases of gas in storage to match the recognition of these gains and losses with the recognition of the related cost of the gas in storage in the period of withdrawal; (iii) less the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period, along with other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing. Please refer to our annual report on form 10-k and other SEC filings where the reconciliations to GAAP earnings can be found. 58